Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) dated as of February 26, 2010, is made by and among CME GROUP INC., a Delaware corporation (the “Borrower”) and each of the Lenders (as defined in the Credit Agreement described below) party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, Bank of America, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the Lenders have entered into that certain Credit Agreement dated as of August 22, 2008 (as amended by Amendment No. 1 and Limited Waiver to Credit Agreement dated as of September 30, 2009, and as hereby amended, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a term loan facility and a revolving credit facility; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement to permit certain Subsidiary Indebtedness in connection with such Subsidiary’s acquiring certain assets, including the Dow Jones stock market indices business and a license to use certain Dow Jones trademarks.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:

“CIMD Holdings, LLC” means CIMD Holdings, LLC (and as such entity may be renamed), a Delaware limited liability company.

“CIMD, LLC” means CIMD, LLC (and as such entity may be renamed), a Delaware limited liability company.

“Dow Jones Index Transaction” means a transaction as a result of which (i) a wholly-owned Subsidiary of the Borrower will own 90% of the Equity Interests in CIMD Holdings, LLC, (ii) Dow Jones & Company, Inc., a Delaware corporation, will own 10% of the Equity Interests in CIMD Holdings, LLC, (iii) CIMD Holdings, LLC will own all of the Equity Interests in CIMD, LLC, and (iv) CIMD, LLC will own certain assets including the Dow Jones stock market indices business and a license to use certain Dow Jones trademarks.

(b) Section 6.02 of the Credit Agreement is hereby amended by (i) deleting “and” from subsection (m) therein, (ii) renumbering the existing subsection (n) as subsection (o) therein, and (iii) by adding the following as the new subsection (n):

“(n) Indebtedness incurred by CIMD, LLC, the proceeds of which are to be used to finance the Dow Jones Index Transaction (and transaction expenses related thereto), and extensions, renewals, replacements and refinancings of any such Indebtedness; provided that the aggregate principal amount of Indebtedness permitted by this clause (n) shall not exceed $615,000,000 at any time outstanding; and”

2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement contained herein are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) counterparts of this Amendment duly executed by the Borrower, and Lenders which constitute Required Lenders; and

(ii) a certificate signed by a Senior Officer of the Borrower certifying as to the representations and warranties set forth in Section 3(a).

(b) a fee shall have been paid to the Administrative Agent for distribution to each Lender executing this Agreement and delivering such executed signature page to the Administrative Agent no later than 5:00 p.m. (New York time) on February 26, 2010, with each such executing Lender’s fee equal to 0.05% times the sum of (i) the outstanding principal amount of the Term Loan held by such Lender as of the date hereof plus (ii) such Lender’s Revolving Commitment as of the date hereof.

(c) unless waived by the Administrative Agent, all accrued reasonable and documented out-of-pocket expenses of the Arrangers and the Administrative Agent required to be paid pursuant to Section 9.03 of the Credit Agreement on or prior to the closing of the Amendment shall have been paid.

This Agreement shall become effective as of the date hereof upon satisfaction of the conditions set forth in clauses (a) through (c) above and the Administrative Agent shall give notice to the Borrower of the effectiveness of this Amendment.

3. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders as follows:

(a) At the time of and immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof, and (ii) no Default or Event of Default has occurred and is continuing.

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(b) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. Entire Agreement. This Amendment, together with the Credit Agreement (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.02 of the Credit Agreement.

5. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission (e.g. pdf or electronic mail) shall be effective as a manually executed counterpart of this Amendment.

7. Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. This Amendment shall be further subject to the provisions of Sections 9.09 and 9.10 of the Credit Agreement.

8. Enforceability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or enforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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9. References. All references to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 9.04 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CME GROUP INC.

By:	/s/ James A. Pribel
Name:	James A. Pribel
Title:	Director and Treasurer

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Maryanne Fitzmaurice
Name:	Maryanne Fitzmaurice
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Iria R. Otsa
Name:	Iria R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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BMO CAPITAL MARKETS FINANCING, INC., as a Lender

By:	/s/ Linda Haven
Name:	Linda Haven
Title:	Managing Director

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Scott Schaffer
Name:	Scott Schaffer
Title:	Authorized Signatory

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Todd Meller
Name:	Todd Meller
Title:	Managing Director

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James N. DeVries
Name:	James N. DeVries
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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LLOYDS TSB BANK PLC, as a Lender

By:	/s/ Shane Klein
Name:	Shane Klein
Title:	Senior Vice President, K042

By:	/s/ Candi Obrentz
Name:	Candi Obrentz
Title:	Vice President, O013

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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COMMONWEALTH BANK OF AUSTRAILIA, as a Lender

By:	/s/ John Raftopoulos
Name:	John Raftopoulos
Title:	Risk Executive

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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SVENSKA HANDELSBANKEN, as a Lender

By:	/s/ Richard Johnson
Name:	Richard Johnson
Title:	Senior Vice President

By:	/s/ Mieko Miyamoto
Name:	Mieko Miyamoto
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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TD BANK, NA, as a Lender

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Thomas Caruso
Name:	Thomas Caruso
Title:	Managing Director

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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WILLIAM STREET LLC, as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Cara Gentile
Name:	Cara Gentile
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ William W. Smith
Name:	William W. Smith
Title:	Deputy General Manager

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Peter J. Hallen
Name:	Peter J. Hallen
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Shelley He
Name:	Shelley He
Title:	Deputy General Manager

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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FIRST COMMERCIAL BANK NEW YORK AGENCY, as a Lender

By:	/s/ May Hsiao
Name:	May Hsiao
Title:	Assistant General Manager

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, as a Lender

By:	/s/ Priscilla Hsing
Name:	Priscilla Hsing
Title:	Vice President & Deputy General Manager

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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THE CHIBA BANK, LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Yukihito Inamura
Name:	Yukihito Inamura
Title:	General Manager

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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TAIWAN COOPERATIVE BANK as a Lender

By:	/s/ Li-Hua Huang
Name:	Li-Hua Huang
Title:	Assistant Vice President and General Manager

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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